UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2019

NeuroBo Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37809	47-2389984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

177 Huntington Avenue, Suite 1700 Boston, Massachusetts	02115
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 313-7331

Gemphire Therapeutics Inc.

P.O. Box 130235

Ann Arbor, MI 48113

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRBO	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On December 30, 2019, NeuroBo Pharmaceuticals, Inc., formerly known as Gemphire Therapeutics, Inc. (the “Company”), filed a Current Report on Form 8-K (the “Form 8-K”) to report, among other things:

•                  the completion on December 30, 2019 of the Company’s business combination with the private entity formerly known as NeuroBo Pharmaceuticals, Inc. (“NeuroBo”), in accordance with the terms of the Agreement and Plan of Merger and Reorganization, dated as of July 24, 2019, as amended on October 29, 2019 (the “Merger Agreement”), by and among the Company, NeuroBo and GR Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other matters, Merger Sub merged with and into NeuroBo, with NeuroBo continuing as a wholly-owned subsidiary of the Company and the surviving corporation of the merger (the “Merger”);

•                  that, as a result of the treatment of the Merger as a reverse acquisition for accounting purposes, the historical financial statements of the accounting acquiror, NeuroBo, which have been audited by BDO LLP (“BDO”), will become the historical financial statements of the Company, resulting in a presumed change of accountants on the date of completion of the reverse acquisition;

•                  the Company’s expectation that BDO would replace Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2019, which will reflect NeuroBo as the accounting acquiror; and

•                  the Company’s intent to appoint certain individuals to serve as the Company’s executive officers following the Merger.

This Amendment No. 1 to the Form 8-K amends and restates in its entirety Items 4.01, Item 5.02 (under the captions “Directors” and “Executive Officers” only) and 9.01(d) of the Form 8-K.

Item 4.01.                                        Change in Registrant’s Certifying Accountant.

For accounting purposes, the Merger is treated as a reverse acquisition and, as such, the historical financial statements of the accounting acquirer, NeuroBo, which have been audited by BDO LLP (“BDO”), will become the historical financial statements of the Company. In a reverse acquisition, a change of accountants is presumed to have occurred unless the same accountant audited the pre-transaction financial statements of both the legal acquirer and the accounting acquirer, and such change is generally presumed to occur on the date the reverse acquisition is completed.

On December 31, 2019, the Audit Committee of the Company’s board of directors approved the dismissal of Ernst & Young LLP (“E&Y”) as the Company’s independent registered public accounting firm and the engagement of BDO as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ended December 31, 2019, which will reflect NeuroBo as the accounting acquirer.

The reports of E&Y on the Company’s financial statements for each of the two fiscal years ended December 31, 2018 and December 31, 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2018 and December 31, 2017 and the interim period between December 31, 2018 and the date of E&Y’s dismissal, there were no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in its reports.

Within the fiscal years ended December 31, 2018 and December 31, 2017 and the interim period between December 31, 2018 and the date of E&Y’s dismissal, there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K and related instructions).

The Company delivered to E&Y copies of the Form 8-K (on December 29, 2019) and the Amendment No. 1 to the Form 8-K (on January 5, 2020), and requested that E&Y provide a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in response to this Item and, if not, stating the respects in which it does not agree. A copy of E&Y’s letter dated January 6, 2020 is attached as Exhibit 16.1 hereto.

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

In accordance with the Merger Agreement, on December 30, 2019, in connection with the closing of the Merger, Charles L. Bisgaier, Ph.D., Kenneth Kousky, Pedro Lichtinger and Andrew Sassine resigned from the Company’s board of directors and committees of the board of directors on which they respectively served, which resignations were not the result of any disagreements with the Company relating to the Company’s operations, policies or practices.

The Merger Agreement initially provided that at or immediately after the closing of the Merger, the size of the Company’s board of directors will be fixed at ten members, consisting of one member designated by the Company, who is Steven Gullans, Ph.D., and nine members designated by NeuroBo. On December 30, 2019, the parties agreed to waive this provision of the Merger Agreement as it relates to the composition of the Company’s board of directors following the closing of the Merger such that the board of directors will consist of seven members total, one member designated by the Company, who is Steven Gullans, Ph.D., and six members designated by NeuroBo. Accordingly, following the closing of the Merger the board of directors and its committees will be reconstituted, with Dr. Gullans and Na Yeon (Irene) Kim appointed as Class I directors of the Company, whose terms expire at the Company’s 2020 annual meeting of stockholders, Jeong Gyun Oh and Jason Groves appointed as Class II directors of the Company, whose terms expire at the Company’s 2021 annual meeting of stockholders and Jeong Gu (Richard) Kang, Michael Salsbury and Tae Heum (Ted) Jeong appointed as Class III directors of the Company, whose terms expire at the Company’s 2022 annual meeting of stockholders. Ms. Kim will serve as chairperson of the board of directors. Biographical information for Dr. Kang and Messrs. Salsbury and Groves is set forth below. Dr. Roy Freeman, who had previously been a director of NeuroBo, has stepped down from the board of directors of NeuroBo and was not appointed as a director of the Company effective upon the closing of the Merger. NeuroBo also determined not to designate certain other individuals named in the Proxy Statement that were anticipated to be designated as of the date thereof.

Dr. Jeong and Messrs. Groves and Salsbury were appointed to the Company’s Audit Committee (with Dr. Jeong serving as chair of the committee and audit committee financial expert); Ms. Kim and Mr. Oh were appointed to the Company’s Compensation Committee (with Ms. Kim serving as chair of the committee); and Messrs. Groves, Oh and Salsbury were appointed to the Company’s Nominating and Corporate Governance Committee (with Mr. Salsbury serving as chair of the committee). Each of the directors will also enter into an indemnification agreement with the Company on December 31, 2019. For additional information regarding the indemnification agreements between the Company and each of its directors, please refer to the form of indemnification agreement filed herewith as Exhibit 10.5.

Biographical information for the newly appointed directors (other than with respect to Dr. Kang and Messrs. Salsbury and Groves) and disclosure regarding related party transactions involving NeuroBo and the newly appointed directors are included in the Proxy Statement and incorporated herein by reference.  On December 30, 2019, the board of directors of NeuroBo approved the payment or reimbursement of legal fees and costs incurred jointly and severally by certain stockholders of NeuroBo, including E&Healthcare Fund II, E&Healthcare Fund No. 6, E&Healthcare Fund No. 7 (collectively, the “E&Healthcare Funds”), JK BioPharma Solutions, Inc. and Eun Soo Kang, in connection with the Merger and certain other matters directly related to the Company’s business that required resolution in connection with the closing of the Merger.  The total amount of such legal fees and costs is estimated at $240,000 through December 31, 2019.  Na Yeon (Irene) Kim, is the Chief Executive Officer of the sole general partner of each of the E&Healthcare Funds, and as such may be deemed to have an indirect interest in such matters.  Jeong Gyun Oh is the President and Chief Executive Officer of JK BioPharma Solutions, Inc. and the spouse of Eun Soo Kang, and as such may be deemed to have an indirect interest in such matters.

Dr. Jeong Gu (Richard) Kang, age 48, has served as an officer of NeoImmuneTech, Inc., a biotechnology company developing T cell-centered novel immunotherapeutics, since May 2014, most recently as Co-President and Chief Executive Officer and a member of the board of directors. Mr. Kang held various officer positions at NeuroBo, including as President and Chief Operating Officer, from September 2017 through February 2019 and also served on NeuroBo’s board of directors from July 2017 to February 2019. He was reappointed to NeuroBo’s board of directors in December 2019. Dr. Kang also served as President and Chief Executive Officer of JK BioPharma Solutions, Inc. from January 2013 to February 2019. Dr. Kang received a Ph.D. in Molecular Plant Pathology from The University of Edinburgh, a M.S. in Plant Molecular Genetics from Seoul National University and a B.S. in Horticultural Science from Seoul National University.

Jason L. Groves, Esq., age 48, is the Executive Vice President and General Counsel of Medifast, Inc. (NYSE: MED), a publicly held leading manufacturer and distributor of clinically-proven, healthy-living products and programs. He has served in this position since November 2011, and as Corporate Secretary since June 2015. Preceding and during his current position, Mr. Groves was a Medifast, Inc., director from 2009 to 2015, serving on the Audit Committee from 2009 to 2011. Mr. Groves was Assistant Vice President of Government Affairs for Verizon Maryland from 2003 until 2011, after having joined Verizon in 2001. A United States Army veteran, Mr. Groves was a direct-commissioned Judge Advocate in the United States Army Judge Advocate General’s (JAG) Corps. As a JAG officer, he practiced law and had the distinction of prosecuting criminal cases in the District Court of Maryland as a Special Assistant United States Attorney. Mr. Groves recently completed nine years with the Anne Arundel Medical Center Board of Trustees, chairing their international captive insurance company board for eight years. Mr. Groves received his Bachelor of Science degree, cum laude, in Hospitality Management from Bethune-Cookman University, and obtained his Juris Doctor from North Carolina Central University School of Law.

Mr. Michael Salsbury, age 70, has served as Counsel to Verisma Systems, Inc., a provider of cloud-based automated disclosure management systems, since September 2017. From February 2013 to

July 2017, he served as Secretary and General Counsel to Best Doctors, Inc., a provider of expert medical opinions. Mr. Salsbury has more than 25 years’ experience as a senior executive with public and private companies and private law practice. Mr. Salsbury received a J.D. and M.B.A. from University of Virginia and a B.A. from Dartmouth College.

Executive Officers

In accordance with the Merger Agreement, on December 30, 2019, the employment of the Company’s Chief Executive Officer and President, Dr. Gullans, Chief Scientific Officer, Dr. Bisgaier, and Chief Commercial Officer, Mr. Reno, terminated in connection with the closing of the Merger. Following the termination of such officers’ employment and execution of a general release of claims, pursuant to their employment agreements, Dr. Gullans, Dr. Bisgaier and Mr. Reno are entitled to receive a lump sum cash payment in an amount equal to $75,000, $330,000 and $297,536, respectively, subject to a reduction for withholding tax, and each such officer’s restricted stock award granted on July 24, 2019 representing 12,000, 4,000 and 4,000 shares, respectively, of the Company’s common stock fully vested immediately prior to the closing of the Merger. John L. Brooks, III’s relationship with NeuroBo ended prior to the Merger and he will not be employed by the Company in any capacity.

On December 31, 2019, the Company’s board of directors appointed Jeong Gu (Richard) Kang as the Company’s President, Chief Executive Officer, Secretary and as Interim Principal Financial Officer and Treasurer, effective January 1, 2020, Mark Versavel, M.D., Ph.D., M.B.A., as the Company’s Chief Medical Officer and Nicola Shannon as the Company’s Vice President, Clinical Operations. Dr. Gullans continued as Interim Chief Executive Officer until the effective date of Dr. Kang’s appointment. Each of Dr. Kang, Mr. Versavel and Ms. Shannon will enter into an indemnification agreement with the Company, a form of which is attached hereto as Exhibit 10.5. There are no family relationships among any of the Company’s directors and executive officers.

Mr. Jeong Gu (Richard) Kang. The Compensation Committee of the Company’s Board of Directors and Dr. Kang are negotiating the terms his employment with the Company.

Dr. Mark Versavel. Dr. Versavel, age 61, has served as NeuroBo’s Chief Medical Officer since February 2018. Dr. Versavel has also been the founder and owner of vZenium LLC, providing consulting services to life sciences companies engaged in central nervous system clinical development, since March 2014 and, since March 2019, has served as the Chief Medical Officer of Cavion, Inc., a privately-held, clinical stage biotechnology company developing therapeutics for neurological diseases. From May 2014 until December 2018, Dr. Versavel also provided advisory services to life sciences companies through the privately-held staffing agency, Atrium Staffing. Dr. Versavel also served as the Chief Medical Officer of Alzheon, Inc., a privately-held, clinical-stage biopharmaceutical company developing medicines for patients with Alzheimer’s disease, from September 2013 until September 2015. From March 2014 until November 2015, Dr. Versavel was also a principal of Akta Pharmaceutical Development, an international, privately-held company engaged in providing consulting services for biopharmaceutical companies. Dr. Versavel has over 25 years of clinical development experience in neuropathic pain and multiple neurology and psychiatry indications across the areas of clinical pharmacology, early and late phase clinical trials, and in the support of marketed products in the public companies Bayer AG, Schering AG, Parke Davis, Pfizer and Sunovion. Dr. Versavel received his M.D. from the University of Antwerp, his Ph.D. in clinical pharmacology from the Humboldt University of Berlin and his M.B.A. from the University of Michigan.

Dr. Versavel remains engaged under the terms of the Second Versavel Consulting Agreement described in the Proxy Statement, a copy of which is attached as hereto as Exhibit 10.3.  The monthly consulting fee is now $29,750 per month.

During the year ended December 31, 2018, vZenium LLC earned $178,499 in monthly consulting fees and was paid $4,325 as reimbursements for expenses.

Ms. Nicola Shannon. Ms. Shannon, age 61, has served as NeuroBo’s Vice President of Clinical Operations since October 2018. From May 2018 until September 2018, Ms. Shannon served as the Vice President of Clinical Operations of Kaleido Biosciences, Inc., a publicly-traded, clinical-stage health care company focused on leveraging the microbiome organ to treat disease and improve human health, and from June 2016 until April 2018, Ms. Shannon served as the Executive Director of Clinical Operations for Tetraphase Pharmaceuticals, a publicly-traded, biopharmaceutical company seeking to use chemistry technology to create, develop and commercialize novel tetracyclines for serious and life-threatening conditions. Ms. Shannon was also the Senior Director of Clinical Operations for Cubist Pharmaceuticals, a publicly-traded, biopharmaceutical company (subsequently acquired by Merck & Co.) focusing on the research, development and commercialization of pharmaceutical products-particularly those designed to treat drug resistant pathogens, from October 2014 until March 2016. In addition, Ms. Shannon was a Director of Clinical Development for AstraZeneca Pharmaceuticals, Inc., a publicly-traded, global pharmaceutical company and Senior Director of Clinical Operations at Vertex Pharmaceuticals, a publicly-traded, global biotechnology company. Ms. Shannon brings more than 25 years of experience in clinical operations and clinical development, Phase 1 - 4 trials, clinical strategy, quality, and process improvement to NeuroBo. Ms. Shannon is a Registered Nurse and holds a nursing degree from Fanshawe College, a B.A. in health sciences administration from Ottawa University and studied business administration at Capella University.

On August 20, 2018, NeuroBo and Ms. Shannon entered into an offer letter (the “Shannon Offer Letter”) for Ms. Shannon’s employment at NeuroBo beginning on September 17, 2018, which will continue to remain in effect upon the closing of the Merger. The Shannon Offer Letter provides for at-will employment of Ms. Shannon as NeuroBo’s Vice President of Clinical Operations, a base salary of $265,000 per year and that Ms. Shannon will be eligible to receive annual bonus compensation with an annual target bonus opportunity of 25% of her base salary.

The foregoing description is not complete and is qualified in its entirety by reference to the Shannon Offer Letter, a copy of which is attached hereto as Exhibit 10.4.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

2.1±

Agreement and Plan of Merger and Reorganization, dated July 24, 2019, by and among the Registrant, GR Merger Sub Inc. and NeuroBo Pharmaceuticals, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on July 25, 2019, File No. 001-37809).

2.2

First Amendment to Agreement and Plan of Merger and Reorganization, dated October 29, 2019, by and among the Registrant, GR Merger Sub Inc. and NeuroBo Pharmaceuticals, Inc. (incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K, as filed with the Securities and Exchange Commission on October 29, 2019, File No. 001-37809).

3.1*	Certificate of Amendment (Reverse Stock Split) to the Third Amended and Restated Certificate of Incorporation of the Company.

3.2*	Certificate of Amendment (Name Change) to the Third Amended and Restated Certificate of Incorporation of the Company.

10.1+*	Contingent Value Rights Agreement, dated as of December 30, 2019, by and among the Company, Grand Rapids Holders Representative, LLC, Computershare Inc. and Computershare Trust Company, N.A.

10.2@*	2019 Equity Incentive Plan.

10.3@*

Consulting Agreement by and between vZenium LLC, owned and managed entirely by Mark Versavel, and NeuroBo Pharmaceuticals, Inc., dated February 1, 2018; Replacement Consulting Agreement, dated May 1, 2018 and extension of such agreement, dated January 1, 2019.

10.4@*	Offer Letter, dated as of August 20, 2018, by and between Nicola Shannon and NeuroBo.

10.5@*	Form of Indemnification Agreement between NeuroBo Pharmaceuticals, Inc. and each of its directors and executive officers.

16.1	Letter from Ernst & Young LLP

99.1*	Press Release dated December 30, 2019.

±

All schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. NeuroBo Pharmaceuticals, Inc. will furnish copies of any schedules to the U.S. Securities and Exchange Commission upon request.

@	Management contract or compensatory plan or arrangement.

*	Previously filed as exhibits to the Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROBO PHARMACEUTICALS, INC.

Date: January 7, 2020	By:	/s/ Jeong Gu (Richard) Kang
Jeong Gu (Richard) Kang
President and Chief Executive Officer